UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     As more fully discussed below in Item 4.02, on October 5, 2004, Lennox International Inc. (the “Company”) issued a press release announcing that its previously issued financial statements for 2002 and 2003 should not be relied upon because of certain restatements that will be made to the financial statements for those years. In addition, the Company disclosed that it expects to file its Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission within approximately 15 days and then subsequently file its Forms 10-Q for the quarter ended March 31, 2004 and the quarter ended June 30, 2004 as soon as is practical. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     As previously disclosed, the Audit Committee of the Company’s Board of Directors has concluded its independent investigation into the accounting practices at the Company’s Service Experts operations in Canada. Based on the Audit Committee’s investigation, the Company determined yesterday it would adjust 2003 earnings, increasing net income by $7.5 million from the $76.8 million previously announced. In addition, the Company has determined that financial results for the first three quarters of 2003 will be restated. The Company has determined that earnings for each quarter of 2002 will be restated, reducing net income for the full year by $15.1 million, including $1.5 million in expense related to 2001 and $4.9 million in expense related to years prior to 2001, which will appear as a charge to income in the first quarter of 2002. Because the adjustments related to 2001 are not material, the Company will not make adjustments to its 2001 financial statements.

     Accordingly, on October 4, 2004, the Company determined that investors should no longer rely on the previously published financial statements for 2002 and 2003. The Company’s Audit Committee and officers and KPMG LLP have discussed these matters and determinations.

     The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, this Current Report on Form 8-K and the press release contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in the Company’s press release.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibit is filed herewith:

EXHIBIT NUMBER	DESCRIPTION
99.1	— Press release dated October 5, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: October 5, 2004	By:	/s/ KENNETH C. FERNANDEZ
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	— Press release dated October 5, 2004.